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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-119363 of Form S-1 of our report dated March 16, 2005, relating to the consolidated financial statements of Titan Holdings, Inc. and subsidiaries (the "Company"), appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2004.

/s/ Deloitte & Touche, LLP

Grand Rapids, Michigan
March 18, 2005